 NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Growth Fund (formerly, American Funds NVIT Growth Fund)
NVIT American Funds Global Growth Fund (formerly, American Funds NVIT Global Growth Fund)
NVIT American Funds Growth-Income Fund (formerly, American Funds NVIT Growth-Income Fund)
NVIT American Funds Asset Allocation Fund (formerly, American Funds NVIT Asset Allocation Fund)
NVIT American Funds Bond Fund (formerly, American Funds NVIT Bond Fund)

Supplement dated December 14, 2021
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT American Funds Global Growth Fund

Effective immediately, the Prospectus is amended as follows:

1.	The table under the section entitled “Portfolio Managers” on page 8 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Patrice Collette	Partner – Capital World Investors, a division of Capital Research	Since 2015
Paul Flynn	Partner – Capital World Investors, a division of Capital Research	Since 2017
Jonathan Knowles	Partner – Capital World Investors, a division of Capital Research	Since 2013
Roz Hongsaranagon	Partner – Capital World Investors, a division of Capital Research	Since 2018

2.	The information under the section entitled “Master Global Growth Fund Team Members” on page 43 of the prospectus is amended to include the following:
Roz Hongsaranagon is a Partner of Capital World Investors. Ms. Hongsaranagon has been employed in the investment management area of Capital Research or its affiliates for the past 19 years. Ms. Hongsaranagon has been an equity portfolio manager for the Master Global Growth Fund for 3 years.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE